Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment") dated as of July 26, 2016 is entered into by and among MUELLER INDUSTRIES, INC., a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the "Administrative Agent") and in its capacity as L/C Issuer and Swing Line Lender (each as defined in the Credit Agreement described below), each of the Lenders signatory hereto, and each of the Subsidiary Guarantors (as defined in the Credit Agreement described below) signatory hereto.  Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.
WITNESSETH:
WHEREAS, the Borrower, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders party thereto have entered into that certain Credit Agreement dated as of March 7, 2011 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of August 12, 2011 and Amendment No. 2 to Credit Agreement dated as of December 11, 2012, the "Credit Agreement"), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with a swing line sublimit and a letter of credit sublimit;
WHEREAS, each of the Subsidiary Guarantors has entered into the Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents;
WHEREAS, the Borrower has advised the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders that it desires to amend the Credit Agreement as set forth below; and
WHEREAS, the Administrative Agent, the L/C Issuer and the Lenders are willing to so amend the Credit Agreement on the terms and conditions contained in this Amendment;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
1. Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is amended as follows:
(a)	Section 1.01 of the Credit Agreement is amended to add the following new definitions in the appropriate alphabetical location therein:
"LIBOR" has the meaning specified in the definition of Eurocurrency Rate.

"LIBOR Quoted Currency" means each of the following currencies: Dollars; Euro; Sterling; Yen; and Swiss Franc; in each case as long as there is a published LIBOR rate with respect thereto.
"Non-LIBOR Quoted Currency" means any currency other than a LIBOR Quoted Currency.
"Notice of Loan Prepayment" means a notice of prepayment with respect to a Loan, which shall be in a form approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
"Swiss Franc" means the lawful currency of Switzerland.
"Yen" and "¥" means the lawful currency of Japan.
(b)	The definition of "Change of Control" in Section 1.01 of the Credit Agreement is amended by deleting the parenthetical at the end of clause (b) therein.
(c)	The definitions of "Eurocurrency Rate", "Loan Notice", "Responsible Officer" and "Swing Line Loan Notice" in Section 1.01 of the Credit Agreement are amended and restated in their entirety as follows:
"Eurocurrency Rate" means:
(a) for any Interest Period with respect to a Eurocurrency Rate Loan,
(i) in the case of a Eurocurrency Rate Loan denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate ("LIBOR") or a comparable or successor rate approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and
(ii) in the case of any other Eurocurrency Rate Loan denominated in a Non-LIBOR Quoted Currency, the rate per annum as designated with respect to such currency at the time such currency was approved by the Administrative Agent and the Lenders pursuant to Section 1.06(a) or, if such rate is unavailable on any date of determination for any reason, a comparable or successor rate approved by the Administrative Agent; and
(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR or a comparable or successor rate approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day;

provided that (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice (however, to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent) and (ii) if the Eurocurrency Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.  The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to LIBOR or any comparable or successor rate referenced in this definition above.
"Loan Notice" means a notice of (a) a Term Loan Borrowing, (b) a Committed Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
"Responsible Officer" means the chief executive officer, president, chief financial officer, treasurer, vice president, assistant treasurer or controller of a Loan Party, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
"Swing Line Loan Notice" means a notice of a Swing Line Borrowing pursuant to Section 2.04(b), which, if in writing, shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent pursuant), appropriately completed and signed by a Responsible Officer of the Borrower.
(d)	The definition of "Federal Funds Rate" in Section 1.01 of the Credit Agreement is amended by deleting the reference therein to "arranged by Federal funds brokers on such day".

(e)	The first sentence of Section 2.02(a) of the Credit Agreement is amended and restated in its entirety as follows:
Each Committed Borrowing, the Term Loan Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent, which may be given by: (A) telephone or (B) a Loan Notice.
(f)	The first sentence of Section 2.04(b) of the Credit Agreement is amended and restated in its entirety as follows:
Each Swing Line Borrowing shall be made upon the Borrower's irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by: (A) telephone or (B) a Swing Line Loan Notice.
(g)
Section 2.05(a) of the Credit Agreement is amended by replacing the reference therein to ", upon notice to the Administrative Agent," with ", upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment,".

(h)
Section 2.05(b) of the Credit Agreement is amended by replacing the reference therein to ",upon notice to the Swing Line Lender (with a copy to the Administrative Agent)," with ", upon notice to the Swing Line Lender pursuant to delivery to the Swing Line Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent),".

(i)	Each of Section 6.12 and Section 7.04 of the Credit Agreement is amended by (i) replacing each reference therein to "30%" with "50%" and (ii) replacing each reference therein to "40%" with "50%".
(j)	Section 10.17 of the Credit Agreement is amended and restated in its entirety as follows:
10.17 Electronic Execution of Assignments and Certain Other Documents.  The words "delivery," "execute," "execution," "signed," "signature," and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, the L/C Issuer or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

2. Effectiveness; Condition Precedent.  The parties hereto agree that this Amendment and the amendments provided in Section 1 shall become effective upon the Administrative Agent's receipt of a counterpart of this Amendment, duly executed and delivered by each of the Borrower, the Subsidiary Guarantors, the Administrative Agent and Lenders constituting Required Lenders.
3. Representations and Warranties.  In order to induce the Administrative Agent, the Lenders, the Swing Line Lender and the L/C Issuer to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, the Swing Line Lender, such Lenders and the L/C Issuer as follows:
(a) The representations and warranties made by it in Article V of the Credit Agreement, and by each Loan Party in each of the Loan Documents to which such Loan Party is a party, are true and correct in all material respects on and as of the date hereof, except that (i) if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects and (ii) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality or Material Adverse Effect applies, such representation or warranty is true and correct in all respects as of such earlier date).
(b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;
(c) This Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Guarantors party hereto and constitutes a legal, valid and binding obligation of each such Person, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and
(d) No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.
4. Fees and Expenses.  The Borrower shall pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of one counsel for the Administrative Agent.
5. Entire Agreement.  This Amendment, together with the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6. Ratification and Confirmation of Loan Documents.  The Borrower and the Subsidiary Guarantors each hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Subsidiary Guarantor, the continuation of its payment and performance obligations under the Subsidiary Guaranty), in each case upon and after the effectiveness of the amendments contemplated hereby.
7. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.
8. Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.
9. Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
10. References.  All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.
11. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Credit Agreement to be executed as of the date first above written.
BORROWER:
MUELLER INDUSTRIES, INC.
By:              /s/ Jeffrey A. Martin
Name:         Jeffrey A. Martin
Title:	Chief Financial Officer and Treasurer

SUBSIDIARY GUARANTORS:

B&K LLC
DENO INVESTMENT COMPANY II, INC.
EXTRUDED METALS, INC.
HOWELL METAL COMPANY
ITAWAMBA INDUSTRIAL GAS COMPANY, INC.
MUELLER BRASS CO.
MUELLER BRASS FORGING COMPANY, INC.
MUELLER COPPER TUBE COMPANY, INC.
MUELLER COPPER TUBE PRODUCTS, INC.
MUELLER EAST, INC.
MUELLER FITTINGS COMPANY, INC.
MUELLER FITTINGS, LLC
MUELLER IMPACTS COMPANY, INC.
MUELLER INDUSTRIAL REALTY CO.
MUELLER PLASTICS CORPORATION, INC.
MUELLER PRESS COMPANY, INC.
MUELLER REFRIGERATION, LLC
MUELLER STREAMLINE CO.
MUELLER SOUTHEAST, INC. (f/k/a Precision Tube Company, Inc.
SHERWOOD VALVE, LLC
WESTERMEYER INDUSTRIES, INC.

By:              /s/ Jeffrey A. Martin
Name:         Jeffrey A. Martin
Title:	Treasurer

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent
By:              /s/ Angela Larkin
Name:      Angela Larkin
Title:           Assistant Vice President

BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer
By:              /s/ Bruce Clark
Name:         Bruce Clark
Title:           Vice President

REGIONS BANK, as a Lender
By:              /s/ Jon-Paul Hickey
Name:         Jon-Paul Hickey
Title:           Director

SUNTRUST BANK, as a Lender
By:              /s/ Elizabeth Tallmadge
Name:         Elizabeth Tallmadge
Title:           Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:              /s/ George Linhart
Name:         George Linhart
Title:           Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:              /s/ Kenneth Gorski
Name:         Kenneth Gorski
Title:           Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender
By:              /s/ Bob Nieman
Name:         Bob Nieman
Title:           Senior Vice President

HSBC BANK USA, NA, as a Lender
By:              /s/ Devin Moore
Name:         Devin Moore
Title:           Vice President